1 st Quarter 2014 Investor Presentation Exhibit 99.1

Cautionary Statements
necessarily comparable to similar capital measures that may
be presented by other companies.
This presentation may contain statements that constitute
“forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as
amended. The words “believe”, “estimate”, “expect”,
“intend”, “anticipate” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates which they were made. The
Company undertakes no obligation to publicly update or
revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are
cautioned that any such forward-looking statements are not
guarantees of future performance and involve risks and
uncertainties and that actual results may differ materially
from those indicated in the forward-looking statements as a
result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements and are
referred to the Company’s periodic filings with the Securities and Exchange Commission for a summary of certain factors
that may impact the Company’s results of operations and
financial condition.
This presentation contains certain performance measures
determined by methods other than in accordance with
accounting principles generally accepted in the United States of
America (“GAAP”). Management of Ameris Bancorp (the
“Company”) uses these non-GAAP measures in its analysis of
the Company’s performance. These measures are useful when
evaluating the underlying performance and efficiency of the
Company’s operations and balance sheet. The Company’s
management believes that these non-GAAP measures provide a
greater understanding of ongoing operations, enhance
comparability of results with prior periods and demonstrate the effects of significant gains and charges in the current period.
The Company’s management believes that investors may use
these non-GAAP financial measures to evaluate the Company’s
financial performance without the impact of unusual items that may obscure trends in the Company’s underlying performance.
These disclosures should not be viewed as a substitute for
financial measures determined in accordance with GAAP, nor
are they necessarily comparable to non-GAAP performance
measures that may be presented by other companies. Tangible
common equity and Tier 1 capital ratios are non-GAAP
measures. The Company calculates the Tier 1 capital using
current call report instructions. The Company’s management
uses these measures to assess the quality of capital and
believes that investors may find them useful in their evaluation of the Company. These capital measures may, or may not be

Nashville
Charlotte
Greenville
Columbia
Atlanta
Augusta
Macon
Montgomery
Beaufort
Charleston
Hilton Head
Savannah
Albany
Tifton
Dothan
MOULTRIE
Mobile
Brunswick
Valdosta
Tallahassee
Panama City
Jacksonville
Gainesville
Orlando
Tampa
Ameris Bank Locations
Ameris Bank Mortgage Locations

Corporate Profile
• Headquartered in Moultrie, Georgia
• Founded in 1971 as American Banking Company
• Historically grown through acquisitions of smaller
banks in areas close to existing operations
• Recent growth through merger with Prosperity
Banking Company and 10 FDIC-assisted transactions
• Four state footprint with 68 offices

Management and Board Ownership of Approximately 7%
Experienced Management Team
Name, Position
Experience
(Banking / Ameris)
Edwin W. Hortman Jr.
Chief Executive Officer
33/15
Andrew B. Cheney
EVP & Chief Operating Officer
37/5
Dennis J. Zember Jr.
EVP & Chief Financial Officer
20/9
Jon S. Edwards
EVP & Chief Credit Officer
28/14
Stephen A. Melton
EVP, Chief Risk Officer
32/2
Cindi H. Lewis
EVP, Chief Administrative Officer
36/36
T. Stan Limerick
EVP, Chief Information Officer
7/1

Continue efforts to re-engineer the Company’s operating style
• Develop more rapid growth in spread revenue as covered loan run-off subsides
• Continue improving efficiency ratio through cost control and leverage through M&A
• Retire remainder of TARP in Q1 2014 and re-instate common dividend during 2014
Integrate Prosperity and deliver meaningful EPS pickup from the transaction
• Deal closed December 23, 2013. Conversion completed January 23, 2014
• Incremental earnings of $10mm+, incremental shares of only 1.2 million
• Credit mark of $41.3 compared to classified assets totaling $52 million
Position the Company to capitalize on significant M&A opportunities
• Looking for larger transactions in our four states
• Believe we can earn most of the capital it requires to participate actively
• Will use M&A to accelerate the transition to improved operating efficiency

Current Focus

4
th
Quarter Update –
Financial Condition
dollars in millions, except per share data
Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13
Change
BALANCE SHEET
Total Assets $3,019 $2,862 $2,809 $2,818 $3,668
21.50%
S/T assets & investments $628 $461 $418 $394 $708
12.75
Loans - noncovered $1,499 $1,535 $1,618 $1,659 $2,134
42.35
Loans - covered $507 $461 $444 $418 $390
(23.03)
Reserve for loan losses 24 23 24 24 22
(6.76)
Indemnification asset 159 161 106 82 65
(58.84)
Non-interest bearing deposits 511 491 475 476 669
30.83
Interest bearing deposits 2,114 1,999 1,968 1,968 2,331
10.25
Tang Common Equity / Assets
8.23%
8.83
%
9.15
%
9.22
%
6.83
% (17.01)
Tangible Book Value $10.39 $10.57 $10.74 $10.85 $9.87
(5.00)%

2013 Operating Results
A – Amounts are presented exclude $54.8 million of goodwill impairment in 2009 and $4.8 million of pretax merger costs in 2013.
B – Efficiency ratio and Net Overhead ratios exclude goodwill impairment, merger costs and OREO/Problem loan expense.
dollars in millions, except per share data
YTD 2009 YTD 2010 YTD 2011 YTD 2012 YTD 2013
Change
Net Income $10,441
A
($3,989) $21,093 $14,436 $23,596
A
63.45%
Net interest income $74,022 $89,277 $113,524 $114,405 $116,185
1.56
Provision for loan losses $42,068 $50,521 $32,729 $31,089 $11,486
(63.05)
Non-interest income $58,353 $35,248 $52,807 $57,874 $46,549
(19.57)
Mortgage revenues 3,050 2,748 2,971 12,989 19,128 47.26
Service charges on deposits 13,593 15,143 18,081 19,576 19,545 (0.16)
Gains on FDIC assisted transactions 38,566 14,651 26,867 20,037 - (100.00)
Non-interest expense $69,987
A
$81,188 $101,953 $119,469 $121,945
A
2.07
Salaries & Benefits 31,939 31,918 40,210 53,122 56,670 6.68
Occupancy & DP costs 16,435 15,856 21,705 23,891 23,825 (0.28)
OREO and problem loan expense 7,643 16,412 22,448 22,416 15,486 (30.92)
Diluted earnings per share 0.76 -0.35 0.76 0.46 0.75
63.04
Return on Avg Assets 0.45
%
(0.16)
%
0.71
%
0.49
%
0.77
% 57.14%
Return on Avg TCE 7.98 (2.11) 8.66 6.11 8.14
33.22
Net interest margin (TE) 3.52 4.11 4.57 4.60 4.74
3.04
Efficiency ratio (operating
66.46 58.95 57.01 63.75 62.48
(1.99)
Net Overhead
(operating )
B
1.49
%
1.55
%
1.88
%
2.08
%
1.93
% (6.91) %
)
B

2
nd
Quarter Update –
Credit Quality
dollars in millions, except per share data
Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13
Change
CREDIT QUALITY (1)
Non-performing assets 78,735 77,910 71,696 69,698 73,489
(6.66)%
Non-accrual loans 38,885 37,476 31,811 31,720 35,862 (7.77)
OREO 39,850 40,434 39,885 37,978 37,627 (5.58)
NPAs / Assets 2.61
%
2.72
%
2.55
%
2.47
%
2.00
% (23.37)
Classified Assets / Capital 33.5 31.7 28.7 28.6 32.7
(2.24)
Reserves / Loans 1.63 1.57 1.56 1.50 1.38
(15.34)
Reserves / NPLs 60.67 62.39 76.13 75.20 62.40
2.85
Net Charge-offs 6,399 2,814 2,860 2,812 2,677
(58.17)
as a % of average loans 1.75
%
0.76
%
0.74
%
0.70
%
0.66
% (62.29)
New Non-accrual loans 15,687 8,113 5,749 6,165 5,363
(65.81)%

• Diversified loan portfolio across five regions
– Inland Georgia – 40%
– Coastal Georgia – 11%
– Alabama – 6%
• In-house lending limit of $10.0 million versus $75 million legal limit
– 12 loans greater than $5 million, no individual loan greater than $10.0 million
• Loan participations less than 1.00% of total loans
• Aggressive management of concentrations of credit
•
Top 25 relationships
are only 12.2% of total loans, with avg. DSC of 2.02% and LTV of 65.2%

– South Carolina – 13%
– Florida – 30%
Loan Portfolio Detail
Ag
7%
C&I
9%
Construction
7%
Non-owner
occupied CRE
17%
Owner
Occupied CRE
17%
Consumer
Installment &
Residential
27%
Covered
16%

• Leveraging presence in new markets (top five markets
account for 70% of pipeline: Atlanta, Jacksonville,
Columbia, Savannah, Charleston
•
Upgrading production positions in key markets: limited
changes to expense base but higher levels of quality
production
•
Expanding Mortgage Strategy: Jumbo mortgages,
wholesale, warehouse LOC
•
Leveraging Agricultural expertise:  better yields than in
CRE due to limited competition
• Specialty lines of business that would diversify loan
portfolio
• Diversified loan types – not solely chasing CRE
or competing with low rates that do not
compensate for term or quality

Loan Portfolio –
strong loan pipelines
Consistent Loan Pipelines
1
Lending Strategies
Pipeline Opportunities by Type
1 – Loan pipeline amounts consist of all loans management has deemed a 75% or better likelihood of closing.
$67
$95
$127
$139
$147
$139
$141
$130
$161
$0
$45
$90
$135
$180
4Q 11 1Q 12 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 3Q 13 4Q 13
Loan Pipeline EOQ (in millions)
Commercial
R/E, 52%
Residential
R/E, 4%
Comm'l, Fncl
& Agriculture,
33%
Construction,
11%

• $27.1 million
- Largest Relationship has  over 3.0x debt coverage, backed by taxing authority of one of our local markets.
• 2.02x
– Weighted average debt coverage of our 25 largest relationships.
• 65.2%
- Weighted average loan to value on our 25 largest relationships.
Portfolio comprised of smaller relationships
Diversified through smaller relationships as well
Loan Portfolio

• 26.3% -
5 Year compounded growth rate in our book of non-interest bearing demand.
• $1.1 billion –
Growth in non-rate sensitive deposits over last 5 years will materially protect Ameris Bank from the sensitivity of a growing fixed rate loan book.
Significant Value in Deposit Portfolio
Deposit Composition – 12/31/13
Growth in non-rate sensitive deposits
1,513
26%
50%
20.0%
30.0%
40.0%
50.0%
60.0%
$0
$400
$800
$1,200
$1,600
2Q 11 3Q 11 4Q 11 1Q 12 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 3Q 13 4Q 13
Non-Rate Sensitive Deposits
% of total deposits
DDA, 22%
NOW &
Savings, 28%
MMDA, 25%
Retail Time,
25%
Brokered,  0%

FDIC Indemnification Asset
Managing towards the end of loss share protection
I/A – Indemnification Asset for reimbursement on expected losses from the FDIC
1- Months remaining to collect remainder of indemnification asset is a weighted average based on the indemnification asset at 12/31/2013.
2 - Current Estimate of losses includes all losses incurred to date as well as reimbursable expenses plus expected losses not incurred for which there is a corresponding indemnification asset.  Original estimate of losses includes gross losses identified in due diligence and 10% for workout expenses.
Classifieds Maturing
After L/S All Loans
Bank
Original
I/A (000's)
Current
I/A (000's)
% of
Original I/A
Remaining
Months to
Collect
Original
Estimate of
Losses (000's)
Current
Estimate of
Losses (000's)
Current
Estimate as a %
of Original NBV I/A NBV
I/A on
loans
AUB 24,200 145 0.6% 9.0 33,275 29,526 88.7% 661 - 15,555 185
USB 21,640 1,181 5.5% 10.0 29,755 41,634 139.9% 989 6 17,077 1,142
SCB 22,400 1,410 6.3% 17.0 30,800 29,824 96.8% 1,517 10 33,154 1,186
FBJ 11,307 3,062 27.1% 22.0 15,547 10,976 70.6% 214 46 22,161 2,983
TBC 22,807 2,461 10.8% 23.0 31,360 24,979 89.5% 389 74 30,251 1,871
DBT 112,404 15,230 13.5% 23.0 160,577 136,365 84.9% 536 238 87,268 14,313
HTB 49,485 7,306 14.8% 30.0 68,042 51,087 75.1% 1,590 566 59,805 5,857
OGB 45,488 6,325 13.9% 30.0 62,546 33,004 52.8% 996 67 53,543 3,975
CBG 52,664 12,338 23.4% 37.0 72,413 43,753 60.4% 4,037 767 71,583 10,828
362,395 49,458 13.6% 27.8 504,315 404,223 80.2% 10,929 1,776 390,397 42,340

Challenging market to grow revenues.
Opportunistic approach of Ameris Bank includes:
• Continued M&A activities –
• Anticipate a 20%+ improvement in total
revenue from recently closed “Prosperity
Bank” merger. (approx $33-$35 million)
• Lines of business focused on higher quality assets
with better pricing opportunities than CRE.
• Mortgage warehouse, municipal,
agricultural.
• Mortgage business –
• Operate in larger metro areas with more
active housing markets than national
average.
• Never focused on refinance.  Current
production is over 90% purchase.  2013
averaged over 75% purchase.
• SBA – new line of business for Ameris.  Should be
able to produce approximately $5 million of
incremental revenue as we shift from retail
referrals to dedicated BDOs.

Earnings
– Continued Growth in Revenue
$28.3
$29.3
$34.6
$36.4
$40.7
$40.9
$40.6
$15.0
$25.0
$35.0
$45.0
4Q 10 2Q 11 4Q 11 2Q 12 4Q 12 2Q 13 4Q 13
Recurring Quarterly Revenue
(in millions)

(1) Maturity and Repricing Opportunity are amounts and yields maturing in the designated quarter
(2) Ameris Bank net interest margin on a fully taxable-equivalent basis, excludes H/C level TRUPs
.
• 4.63% - Normalized net interest margin in
4Q 13 excluding excess liquidity levels
• 4.10% - Incremental net interest margin
from newly acquired earning assets at
Prosperity Bank
• $8.0 million – Additional interest income
from “accretion” in 2013.  Down from $9.3
million in 2012.  FDIC accretion will continue
to decline and be replaced to some degree
with accretion from other M&A activities.
Earnings -
Net Interest Margin
Net Interest Margin (%)
3.50
4.10
4.70
5.30
Q2 '11 Q4 '11 Q2 '12 Q4 '12 Q2 '13 Q4 '13
Reported NIM
4.21
4.43
3.89
4.15
NIM with no additional accretion

Serious about building strength and diversification in non-
interest income sources
• Moving away from deposit charges
• Researching unique lines of business
• Momentum in our numbers coming from mortgage
revenue; we believe we can duplicate that strategy
with other LOBs by hiring expertise
Earnings –
Non-Interest Income
Mortgage:
•
>80% purchase business, from larger builders and real
estate brokers.
•
Production is about 25% Government / 75%
conventional
•
Slower pace of hiring than in years past but will
continue to look at higher producing teams.
0.82%
0.81%
0.87%
1.28%
1.63%
0.25%
0.75%
1.25%
1.75%
2009 2010 2011 2012 2013
Non-Interest Income to Assets
1,209
1,475
3,001
3,740
4,768
4,464
5,001
5,232
4,431
0
2,000
4,000
6,000
4Q 11 2Q 12 4Q 12 2Q 13 4Q 13
Quarterly Mortgage Revenue

Proven ability to deploy capital
• Excellent relationship with potential merger partners and with regulatory agencies
• 11 transactions since October 2009
Actively re-engineering the Company to operate with improved efficiency ratios
• Ongoing process looking at systems, products, staffing
• Believe we can reach sub 60% in several quarters.
• M&A will accelerate our efforts to becoming an efficiency leader.
Credit costs are forecasted to drop materially in 2014.
• Management’s estimates reflect a $0.25 pickup in EPS in 2014 versus 2013 from lower credit costs.
Low P/E relative to most any peer group
• ABCB P/E ratio to 2014 Consensus is 12.9x
• Southeast peer group P/E ratio of 16.7x
Growth potential (loans and revenue) is better than average
• Non-covered loan growth of over 11% in 2013.
• Not just a CRE lender.  Creatively booking diversity in loan products and better yields than CRE.
Credit & TARP overhangs becoming a thing of the past
• Impact to operating results from credit costs materially reduced.
• TARP retirement application submitted – anticipate retiring remainder in Q1 2014.

Why Ameris Bank?